J.P. MORGAN INSURANCE TRUST

JPMorgan Insurance Trust Small Cap Core Portfolio

(All Share Classes)

Supplement dated November 1, 2019

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated May 1, 2019

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Summary Prospectuses and Prospectuses of the JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed Portfolio Since	Primary Title with Investment Sub-Adviser
Phillip D. Hart	2011	Managing Director
Lindsey J. Houghton	2019	Executive Director
Wonseok Choi	2019	Managing Director
Jonathan L. Tse	2019	Executive Director
Aksah Gupta	2019	Executive Director

In addition, the “The Portfolio’s Management and Administration — The Portfolio Managers” section of the Prospectuses is deleted in its entirety and replaced with the following:

The portfolio management team for the Portfolio utilizes a team-based approach and uses the models, insights and recommendations of the broader Behavioral Finance Team. The portfolio management team is comprised of Phillip D. Hart, Lindsey J. Houghton, Wonseok Choi, Jonathan L. Tse and Akash Gupta. Mr. Hart, a Managing Director of JPMIM and a CFA charterholder, is the lead portfolio manager for the Portfolio and is primarily responsible for portfolio construction. Mr. Hart has worked as a portfolio manager for the U.S. Behavioral Finance Equity Group at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group. Mr. Houghton, Executive Director of JPMIM, is a research analyst and portfolio manager for the U.S. Behavioral Finance Equity Group. An employee of the firm since 2006, Mr. Houghton is responsible for coverage of the small and mid-cap consumer and financial sectors. He has been also a portfolio manager since November 2018 on the J.P. Morgan Intrepid Mid Cap Strategy. Previously, he worked as a senior analyst on Bear Stearns’ Quantitative Equity team. Prior to joining Bear Stearns, Mr. Houghton was a research analyst at BKF Asset Management and a portfolio manager assistant at ING Investment Management. Mr. Choi, Managing Director of JPMIM and head of quantitative research for the U.S. Behavioral Finance Equity Group since 2006, is responsible for Strategic Quantitative Research. This entails all aspects of process enhancements including, but not limited to: factors to be included into the investment process as well as refinements to existing factors, portfolio construction as well as our big data efforts. Mr. Tse, Executive Director of JPMIM and a member of the quantitative research team for U.S. Equity Behavioral Finance Strategies since 2004, is responsible for Tactical Quantitative Research. This entails the active monitoring of current market conditions in order to identify opportunities and risks to make temporal adjustments to the Portfolio’s positioning. Mr. Gupta, Executive Director of JPMIM, is a research analyst and portfolio manager for the U.S. Behavioral Finance Small and Mid Cap Equity Group. An employee of the firm since 2004, Mr. Gupta previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. He is also a CFA charterholder and a certified Financial Risk Manager (FRM).

The Statement of Additional Information (the “SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

SUP-JPMITSCC-PM-1119

Effective immediately, the information in the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information with respect to the Portfolio is deleted in its entirety and replaced with the following:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Small Cap Core Portfolio
Phillip D. Hart	16	$6,628,632	3	$638,801	11	$1,157,971
Lindsey J. Houghton[1]	1	529,807	1	98,744	0	0
Wonseok Choi[1]	0	0	0	0	0	0
Jonathan L. Tse[1]	0	0	0	0	0	0
Aksah Gupta[1]	0	0	0	0	0	0

[1]	As of June 30, 2019.

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Small Cap Core Portfolio
Phillip D. Hart	0	$0	0	$0	0	$0
Lindsey J. Houghton[1]	0	0	0	0	0	0
Wonseok Choi[1]	0	0	0	0	0	0
Jonathan L. Tse[1]	0	0	0	0	0	0
Aksah Gupta[1]	0	0	0	0	0	0

[1]	As of June 30, 2019.

In addition, effective immediately the information in the “Portfolio Managers — Ownership of Securities” section of the Statement of Additional Information with respect to the Portfolio is deleted in its entirety and replaced with the following:

Aggregate Dollar Range of Securities in the Portfolio(1)
Portfolio	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Small Cap Core Portfolio
Phillip D. Hart(2)	X
Lindsey J. Houghton(3)	X
Wonseok Choi(3)	X
Jonathan L. Tse(3)	X
Aksah Gupta(3)	X

(1)	None of the portfolio managers beneficially owned equity securities of the portfolios which are currently held exclusively through insurance company separate accounts.
(2)

Since shares of the Portfolio are held exclusively through insurance company separate accounts, the Portfolio Manager does not own shares of the Portfolio. As of December 31, 2018, the Portfolio Manager beneficially owned shares of a Fund for which he or she serves as a portfolio manager that has an investment strategy that is substantially similar to that of the Portfolio.

(3)	As of June 30, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE